                                                       Exhibit 25


                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C 20549



                            FORM  T-1

                 STATEMENT OF ELIGIBILITY UNDER
        THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                  DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
        OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) ______



                      BANKERS TRUST COMPANY
       (Exact name of trustee as specified in its charter)

        NEW YORK                                       13-4941247
(Jurisdiction of incorporation                   (I.R.S. Employer
if not a U.S. national bank)                  Identification no.)

Four Albany Street
New York, New York                                          10006
(Address of principal                                  (Zip Code)
executive offices)



                    APPALACHIAN POWER COMPANY
       (Exact name of obligor as specified in the charter)

     VIRGINIA                                          54-0124790

(State or other jurisdiction                     (I.R.S. employer
of Incorporation or organization)             Identification no.)

40 FRANKLIN ROAD S.W.
ROANOKE, VIRGINIA                                           24011
(Address of principal                                  (Zip Code)
executive offices)




                         DEBT SECURITIES
               (Title of the indenture securities)





Item  1.  General Information.

          Furnish the following information as to the Trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                         Address

     Federal Reserve Bank (2nd District)     New York, N.Y.
     Federal Deposit Insurance Corporation   Washington, D.C.
     New York State Banking Department       Albany, N.Y.

          (b) Whether it is authorized to exercise corporate trust powers.

               Yes.

Item  2.  Affiliations with Obligor.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits.

          Exhibit 1 -    Restated Organization Certificate of
                         Bankers Trust Company dated August 7,
                         1990 and Certificate of Amendment of the Organization Certificate of Bankers
                         Trust Company dated March 28, 1994.
                         Incorporated herein by reference to
                         Exhibit 1 filed with Form T-1 Statement,
                         Registration No. 33-79862.

          Exhibit 2 -    Certificate of authority to commence
                         business.  Incorporated herein by
                         reference to Exhibit 2 filed with Form
                         T-1 Statement, Registration No. 33-
                         21047.

          Exhibit 3 -    Authorization of the Trustee to exercise
                         corporate trust powers.  Incorporated
                         herein by reference to Exhibit 3 filed
                         with Form T-1 Statement, Registration
                         No. 33-21047.

          Exhibit 4 -    A copy of existing By-Laws of Bankers
                         Trust Company, dated as amended on
                         September 21, 1993. Incorporated herein
                         by reference to Exhibit 4 filed with
                         Form T-1 Statement, Registration No. 33-
                         52359.

          Exhibit 5 -    Not applicable.

          Exhibit 6 -    Consent of Bankers Trust required by
                         Section 321(b) of the Act. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration
                         No. 22-18864.

          Exhibit 7 -    A copy of the latest report of condition
                         of Bankers Trust Company.  Incorporated
                         herein by reference to Exhibit 7 to Form
                         T-1 filed with Registration Statement
                         No. 33-57835.

          Exhibit 8 -    Not applicable.

          Exhibit 9 -    Not applicable.



                            SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of March, 1995.


                              BANKERS TRUST COMPANY



                         By:   /s/ Scott Thiel
                              Scott Thiel
                              Assistant Treasurer